UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 24, 2013

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 24, 2013, the Company issued a press release announcing first quarter 2013 results. A copy of the press release is attached as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) The annual meeting of stockholders was held on April 24, 2013. As of February 25, 2013, the record date for the annual meeting, there were 95,533,208 shares outstanding and entitled to vote. At the annual meeting 85,039,395 shares, or approximately 89.0% of the eligible voting shares, were represented either in person or by proxy.

At the meeting, the stockholders voted on the following items:

1.	Proposal (1) to elect eight nominees to the Company’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to board (constituting the entire board), with the voting results for each nominee as shown:

		Withheld/	Broker
Name	For	Abstentions	Non-votes
Jack Bernard	56,274,383	486,521	28,278,491
Jack Biegler	54,727,795	2,033,109	28,278,491
Michelle P. Goolsby	56,209,430	551,474	28,278,491
Andrew F. Jacobs	56,027,044	733,860	28,278,491
Gary Keiser	54,714,356	2,046,548	28,278,491
Christopher W. Mahowald	56,262,279	498,625	28,278,491
Michael G. O’Neil	55,718,394	1,042,510	28,278,491
Mark S. Whiting	54,349,920	2,410,984	28,278,491

2a.	Proposal (2a) to consider advisory approval of the Company’s compensation philosophy. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
36,111,535	20,256,281	394,088	28,277,491

2b.	Proposal (2b) to consider advisory approval of the compensation granted to the Company’s executive officers in 2012. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
38,059,338	18,303,899	398,667	28,277,491

3.	Proposal 5 to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes
83,287,493	1,347,196	404,706	0

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press release issued by Capstead Mortgage Corporation dated April 24, 2013 announcing first quarter 2013 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

April 24, 2013

By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and
Executive Vice President